UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2018

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On February 7, 2018, Constellation Brands, Inc. (the “Company”), certain subsidiaries of the Company acting as guarantors (the “Guarantors”), and Manufacturers and Traders Trust Company, as trustee, entered into Supplemental Indenture No. 18, Supplemental Indenture No. 19 and Supplemental Indenture No. 20 (collectively, the “Supplemental Indentures”), each dated as of February 7, 2018, which supplemented the Indenture, dated as of April 17, 2012 (the “Base Indenture” and together with the Supplemental Indentures and the other prior supplemental indentures thereto, the “Indenture”). Under the Indenture, the Company issued (i) $600.0 million of 3.200% Senior Notes due 2023 for a public offering price of 99.907% of the principal amount of such notes; (ii) $700.0 million of 3.600% Senior Notes due 2028 for a public offering price of 99.807% of the principal amount of such notes; and (iii) $600.0 million of 4.100% Senior Notes due 2048 for a public offering price of 99.656% of the principal amount of such notes (collectively, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-217584) filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2017 (the “Registration Statement”).

For a complete description of the terms and conditions of the Notes and the Supplemental Indentures, please refer to the Prospectus Supplement dated January 29, 2018 that was filed with the SEC on January 31, 2018, and the term sheets for each series of the Notes dated January 29, 2018 that were filed as Free Writing Prospectuses with the SEC on January 30, 2018.

The foregoing summary of each of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to (i) (A) the Supplemental Indenture No. 18 filed as Exhibit 4.1 hereto (and the form of 3.200% Senior Notes due 2023 and related guarantees, which are included in Exhibit 4.1 hereto), (B) the Supplemental Indenture No. 19 filed as Exhibit 4.2 hereto (and the form of 3.600% Senior Notes due 2028 and related guarantees, which are included in Exhibit 4.2 hereto), and (C) the Supplemental Indenture No. 20 filed as Exhibit 4.3 hereto (and the form of 4.100% Senior Notes due 2048 and related guarantees, which are included in Exhibit 4.3 hereto), each of which is incorporated by reference into this Item 8.01 and into the Registration Statement, and (ii) the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2012.

In connection with the offering of the Notes, the legal opinion as to the legality of the Notes sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01 and into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Supplemental Indenture No. 18, dated as of February 7, 2018, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

4.2	Supplemental Indenture No. 19, dated as of February 7, 2018, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

4.3	Supplemental Indenture No. 20, dated as of February 7, 2018, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

5.1	Opinion of McDermott Will & Emery LLP dated February 7, 2018.

23.1	Consent of McDermott Will & Emery LLP (included in the legal opinion filed as Exhibit 5.1 to this Current Report on Form 8-K).

INDEX TO EXHIBITS

Exhibit No.	Description

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Supplemental Indenture No. 18, dated as of February 7, 2018, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(4.2)	Supplemental Indenture No. 19, dated as of February 7, 2018, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(4.3)	Supplemental Indenture No. 20, dated as of February 7, 2018, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(5)	OPINION RE LEGALITY

(5.1)	Opinion of McDermott Will & Emery LLP dated February 7, 2018.

(23)	CONSENTS OF EXPERTS AND COUNSEL

(23.1)	Consent of McDermott Will & Emery LLP (included in the legal opinion filed as Exhibit 5.1 to this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2018	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and
Chief Financial Officer